UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 18, 2007

ZIOPHARM Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-32353	84-1475642

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas, 19th Floor
New York, NY 10036
(Address of principal executive offices) (Zip Code)

(646) 214-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Extension with Richard E. Bagley

On July 21, 2004, ZIOPHARM Oncology, Inc. (the “Company”) entered into a three year employment agreement with Richard E. Bagley, pursuant to which Mr. Bagley is serving as President, Chief Operating Officer, Chief Financial Officer, and Treasurer through June 30, 2007. Following approval by the Company’s Board of Directors at a meeting held June 18, 2007, the Company entered into an Employment Agreement Extension with Mr. Bagley (the “Extension”), pursuant to which the Company extended the term of Mr. Bagley’s employment for an additional one year period at his current annual base salary of $275,000.

A copy of the Extension is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Approval of Stock Option Grants

Pursuant to approval obtained at a meeting held June 18, 2007, the Company awarded stock option grants to employees and directors. Included among these grants were stock options to purchase up to 35,000 and 25,000 shares, issued to Dr. Jonathan Lewis and Mr. Bagley, respectively, and stock options to purchase up to 15,000 shares granted to the each of the Company’s six non-employee directors. The stock options were granted on June 18, 2007, have an exercise price per share equal to $4.85 and vest in three equal annual installments commencing on June 18, 2008, 2009 and 2010.

Amendment to Director Compensation

At a meeting held June 18, 2007, the Company’s Board of Directors amended its director compensation arrangements effective immediately. Under these amended arrangements, each non-employee director of the Company will receive a $3,750 quarterly cash retainer paid in arrears plus $2,000 for each Board of Director’s meeting attended by such director. In addition, the chairman of the Company’s audit committee will receive an additional quarterly cash retainer of $2,500 paid in arrears. With the exception of the chairman of the audit committee, each other non-employee director serving on the Company’s audit committee, compensation committee and nominating committee will receive a $1,000 cash payment for each committee meeting attended by such director.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

10.1 Employment Agreement Extension dated June 18, 2007 by and between ZIOPHARM Oncology, Inc. and Richard Bagley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.:
(Registrant)

Date: June 18, 2007	By:	/s/ Jonathan Lewis
Jonathan Lewis
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement Extension dated June 18, 2007 by and between ZIOPHARM Oncology, Inc. and Richard Bagley.